EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001                  "Dennis Anderson"
                                            --------------------------
                                            Dennis Anderson - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Larry Anderson"
                                        --------------------------------
                                        Larry (Andy) Anderson - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Tim Bergqvist"
                                        ------------------------
                                        Tim Bergqvist - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001                   "Michael Boyd"
                                             -----------------------
                                             Michael Boyd - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Stephen Bronfman"
                                        ---------------------------
                                        Stephen Bronfman - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001               "Rob Fetherstonhaugh"
                                         ------------------------------
                                         Rob Fetherstonhaugh - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Katrina Houde"
                                        ------------------------
                                        Katrina Houde - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001                  "Cyril Ing"
                                            --------------------
                                            Cyril Ing - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Jeremy Kendall"
                                        -------------------------
                                        Jeremy Kendall - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Camillo Lisio"
                                        ------------------------
                                        Camillo Lisio - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Jim Rifenbergh"
                                        -------------------------
                                        Jim Rifenbergh - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001                  "Joe Riz"
                                            ------------------
                                            Joe Riz - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "Allan Routh"
                                        ----------------------
                                        Allan Routh - Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation, (the "Corporation"), hereby appoints Steven Bromley and/or Jeremy N. Kendall and Robert T. Lincoln and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, an Annual Report of the Corporation for the fiscal year ended December 31, 2001 on Form 10K and any amendment thereto, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.


Dated as of March 26, 2001              "John Taylor"
                                        ----------------------
                                        John Taylor - Director